Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Emerging Markets Debt Opportunities Fund

Artisan Global Unconstrained Fund

(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED 28 FEBRUARY 2025

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

CURRENT AS OF THE DATE HEREOF

Effective 14 March 2025, each Fund’s policy to charge a 2% redemption fee on certain redemptions and exchanges of Fund shares held for 90 days or less will terminate and such redemption fee will no longer be charged by each Fund. All references to a redemption fee charged by each Fund in the Artisan Partners Funds’ prospectus and statement of additional information are removed.

Please Retain This Supplement for Future Reference